UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Broadway, 14th Floor
New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 226-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of Emerald Holding, Inc. (the “Company”) held on May 21, 2024 (the “Annual Meeting”), the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) described in Item 5.07 of this Current Report on Form 8-K under “Proposal 3” (the “Charter Amendment”). The Charter Amendment was previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval.

The Charter Amendment became effective upon the filing of a Certificate of Amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 23, 2024.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2024, the Company held the Annual Meeting, at which a quorum was present in person or by proxy.

At the Annual Meeting, holders as of the record date of April 1, 2024 (the “Record Date”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), outstanding on the date of the Annual Meeting voted upon:

•
Proposal 1: Re-election of Anthony Munk and Hervé Sedky as Class I directors to the Board, to hold office until the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;
•
Proposal 2: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and
•
Proposal 3: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law.

In addition to the vote by holders of Common Stock on Proposals 1 through 3 above, the Company solicited proxies from the holders as of the Record Date of the Company’s Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”). To the extent such shares of Series A Preferred Stock were outstanding as of the date of the Annual Meeting, holders of the Series A Preferred Stock would have been entitled to (i) vote on an as-converted basis, as a single class with holders of the Common Stock, on Proposals (1) through (3) above, and (ii) vote to re-elect David Levin and Linda Clarizio as Preferred Stock directors to the Company’s Board to hold office until the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

As disclosed in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 11, 2024 (the “Definitive Proxy Statement”), in the event that the Series A Preferred Stock was converted prior to the date of the Annual Meeting, the Series A Preferred Stock would cease to be outstanding on the date of the Annual Meeting and the holders thereof would not have been entitled to vote on an as-converted basis with the holders of Common Stock on Proposals 1 through 3 above, and the individuals nominated for election as Preferred Stock directors would no longer be subject to re-election as Preferred Stock directors. In such case, as described in the Definitive Proxy Statement, there would be held a contingent vote of holders of Common Stock for (i) the election of Ms. Clarizio as a Class I director, to hold office until the 2027 Annual Meeting of Stockholders or until her successor is duly elected and qualified and (ii) the election of Mr. Levin as a Class III director, to hold office until the 2026 Annual Meeting of Stockholders or until his successor is duly elected or qualified (the “Contingent Election”).

On April 18, 2024, the Company announced that all of the outstanding shares of Series A Preferred Stock would be converted into shares of Common Stock effective May 2, 2024 (the “Conversion Date”). Following the Conversion Date, no shares of Series A Preferred Stock remained issued or outstanding and all rights of the former holders of Series A Preferred Stock were terminated. As a result of the conversion of the Series A Preferred Stock, the former holders of the Series A Preferred Stock as of the Record Date were not entitled to vote at the Annual Meeting, and the provisions for the Contingent Election of each of Ms. Clarizio and Mr. Levin by holders of Common Stock became effective.

At the Annual Meeting, as only holders as of the Record Date of shares of Common Stock outstanding on the date of the Annual Meeting were entitled to vote on the proposals presented. Such holders voted to approve each of: (i) the re-election of Messrs. Munk and Sedky as Class I directors; (ii) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm; and (iii) the amendment to the Company’s Amended and Restated Certificate of Incorporation limiting the liability of certain officers of the Company. In addition, the holders as of the Record Date of shares of Common Stock outstanding on the date of the Annual Meeting voted to approve the Contingent Election of each of Ms. Clarizio, as a Class I director, and Mr. Levin, as a Class III director.

As of the Record Date, there were 63,053,356 shares of Common Stock outstanding. At the Annual Meeting, holders of a total of 46,921,955 shares of Common Stock were present in person or represented by proxy, representing a quorum. The results of the votes cast at the Annual Meeting are set forth below:

Proposal One: Election of Directors

(a)
Re-Election of Class I Directors

Nominees	For	Withheld	Broker Non-Votes
Anthony Munk	40,250,304	3,595,056	3,076,595
Hervé Sedky	41,453,970	2,391,390	3,076,595
(b)
Contingent Election of Class I and Class III Directors

Nominees	For	Withheld	Broker Non-Votes
Lynda Clarizio	41,521,017	2,324,343	3,076,595
David Levin	41,513,076	2,332,284	3,076,595

Proposal Two: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the current fiscal year

For	45,146,665
Against	1,772,216
Abstain	3,074
Broker Non-Votes	—

Proposal Three: Approval of Amendment to the Company’s Certificate of Incorporation to Limit the Liability of Certain Officers

For	41,050,285
Against	1,038,281
Abstain	1,756,794
Broker Non-Votes	3,076,595

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment, as filed on May 23, 2024, to the Company’s Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD HOLDING, INC.

Date:	May 28, 2024	By:	/s/ David Doft
Name: David Doft Title: Chief Financial Officer